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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                DECEMBER 5, 2000
                Date of Report (Date of earliest event reported)



                           HORIZON HEALTH CORPORATION
             (Exact name of registrant as specified in its charter)


         DELAWARE                   1-13626                75-2293354
(State or other jurisdiction      (Commission             (IRS Employer
     of incorporation)            File Number)          Identification No.)
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                             1500 WATERS RIDGE DRIVE
                          LEWISVILLE, TEXAS 75057-6011
              (Address of principal executive offices and zip code)




                                 (972) 420-8200
                         (Registrant's telephone number,
                              including area code)


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ITEM 5. OTHER EVENTS

Conference Call Regarding First Quarter Financial Results

         Horizon Health Corporation will hold a telephone conference call on Thursday, December 14, 2000 at 10:00 a.m., Eastern Time, to discuss the financial results for its fiscal quarter ended November 30, 2000. The public may participate in the conference call by calling 212-346-7451.

         The Company anticipates releasing a press release announcing its financial results for the fiscal quarter after the close of the market on Wednesday, December 13, 2000.

         A playback of the conference call will be available from 12:00 noon, Eastern Time, on Thursday, December 14, 2000 through 6:00 p.m., Eastern Time,
Friday, December 15, 2000. The playback can be heard by calling 1-800-633-8284, reservation number 16829338.

         In addition, a live simulcast and a 30-day replay of the conference call will be available over the internet through the Company's website at WWW.HORZ.COM or WWW.STREETEVENTS.COM or WWW.VCALL.COM.


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    HORIZON  HEALTH CORPORATION


Date: December 5, 2000              By: /s/ Ronald C. Drabik
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                                        Ronald C. Drabik
                                        Senior Vice President, Finance &
                                          Administration


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